Fees Summary	Sep. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,625,000.00
Previously Paid Amount	1,056.39
Total Fee Amount	1,320.49
Total Offset Amount	0.00
Net Fee	$ 264.10